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                                EXHIBIT 10.13F
                                --------------
                              SIXTH AMENDMENT TO
                              ------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of July 13, 2001, is entered into between MELLON BANK,
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N.A., a national association ("Bank"), and SOUTHWEST WATER COMPANY, a Delaware
                               ----
corporation ("Borrower").
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                                    RECITAL
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     A.   Borrower and Bank have previously entered into that certain Amended and Restated Credit Agreement dated as of December 23, 1997, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 1, 1998, that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 29, 1999, that certain Third Amendment to Amended and Restated Credit Agreement dated as of July 19, 2000, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of September 29, 2000, and that certain Fifth Amendment to Amended and Restated Credit Agreement dated March 9, 2001 (collectively, the "Credit Agreement"), pursuant
                                                  ----------------
to which Bank has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

     B. Bank and Borrower wish to amend the Credit Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Bank's rights or remedies as set forth in the Credit Agreement are being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to Credit Agreement.
          ------------------------------

          (a)   The definition of "Revolving Commitment" set forth in Section
                                   --------------------
1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "'Revolving Commitment": The amount of $9,000,000 from the date
                  --------------------
                hereof to the earlier of August 1, 2001 or the funding of the Debentures, and $6,000,000 at any time thereafter as such amount may be reduced pursuant to Section 2.01(c)."

          (b)   The definition of "Consolidated Tangible Net Worth" set forth in
                                   -------------------------------
Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "'Consolidated Tangible Net Worth': At any date of determination, the
            -------------------------------
          sum of the capital stock and additional paid-in capital plus retained earnings (or minus
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          accumulated deficit) of the Borrower and its consolidated subsidiaries plus the outstanding principal amount of the Convertible Subordinate Debentures Due 2021 of Borrower (the 'Debentures') minus (i) treasury
                                                             -----
          stock, (ii) intangible assets (including, without limitation, franchises, patents, patent applications, trademarks, brand names, goodwill, purchased contracts, deferred charges (including unamortized debt discount and expense and organization costs) and research and development expenses provided, however, that water rights shall not be considered an intangible asset) and (iii) receivables, advances, loans and all other amounts due from employees, officers, shareholders, and/or affiliates (excluding Borrower's majority-owned Subsidiaries), on a consolidated basis determined in conformity with GAAP."

          (c) Section 6.02 (a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) Leverage Ratio. At any time after the earlier of August 1, 2001
               --------------
          or the funding of the Debentures, permit the ratio of the amount of Consolidated Liabilities, less the outstanding principal amount of the Debentures, to Consolidated Tangible Net Worth to be more than 2.00:1.00."

          (d) Section 6.02 (b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(b) Consolidated Tangible Net Worth. At any time after the earlier of
               -------------------------------
          August 1, 2001 or the funding of the Debentures, permit Consolidated Tangible Net Worth to be less than $46,500,000 plus that portion of the principal amount of the Debentures in excess of $16,000,000."

          (e) Section 6.02 (d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(d) EBITDA Coverage Ratio. At the end of any fiscal quarter of
               ---------------------
Borrower, permit the EBITDA Coverage Ratio, determined on a four quarter rolling basis, to be less than 1.50:1.0."

          (f) Section 6.02 (f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(f) Debt. Create, incur, assume or permit to exist, or permit any
               ----
          Subsidiary to create, incur, assume or permit to exist, any indebtedness or liabilities resulting from borrowings, loans or advances, whether matured or unmatured, liquidated or unliquidated, joint or several, secured or unsecured, except for (i) Debt incurred pursuant to the Agreement and the other Loan Documents, (ii) Debt incurred pursuant to the Suburban Loan Documents, (iii) Debts, revolving lines of credit and lease obligations of Borrower existing as of, and disclosed to Bank prior to, the date of the Agreement (including $6,000,000 of unsecured debt of the Borrower to Bank of America, N.A., $4,000,000 of unsecured debt of Suburban to Bank of America, N.A., and $4,000,000 of unsecured debt of NMUI to First

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

          Security Bank (or successors), (iv) secured indebtedness for purchase money financing of equipment which is permitted under Section 6.02(h)(iii) not to exceed an aggregate of $500,000, (v) unsecured funded bank debt not to exceed an aggregate of $30,000,000 from and including the date hereof to the earlier of August 1, 2001 or the funding of the Debentures, and an aggregate of $24,000,000 at any time thereafter (including, without limitation, unsecured funded bank debt incurred pursuant to the Loan Documents and the Suburban Loan Documents and unsecured funded bank debt to Bank of America, N.A., as described in clause (iii) above), (vi) Debt incurred pursuant to the Debentures not to exceed $20,000,000, and (vii) intercompany Debt between Borrower and its majority-owned Subsidiaries."

     2.   Effectiveness of this Amendment.  Bank must have received the
          -------------------------------
following items, in form and content acceptable to Bank, before this Amendment is effective and before Bank is required to extend any credit to Borrower as provided for by this Amendment.

          (a)   Amendment. This Amendment fully executed in a sufficient number
                ---------
of counterparts for distribution to Bank and Borrower.

          (b)   Amendment Fee. Receipt by Bank of the amendment fee set forth in
                -------------
Paragraph 3 below.

          (c)   Authorizations. Evidence that the execution, delivery and
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performance by Borrower and each guarantor or subordinating creditor of this
Amendment and any instrument or agreement required under this Amendment have been duly authorized.

          (d)   Representations and Warranties. The representations and
                ------------------------------
warranties set forth in the Credit Agreement must be true and correct.

          (e)   Bank of America, N.A. and Borrower Amendment. Execution and
                --------------------------------------------
delivery to Bank of the Bank of America, N.A. and Borrower Amendment, which includes the same amendments contained in this Amendment.

          (f)   Other Required Documentation. All other documents and legal
                ----------------------------
matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Bank.

     3.   Amendment Fee.  Borrower shall pay to Bank an amendment fee in the
          -------------
amount of ____________________________ for the processing and approval of this Amendment, which fee will be fully earned on the date of this Amendment.

     4.   Representations and Warranties. The Borrower represents and warrants
          ------------------------------
as follows:

          (a)   Authority. The Borrower has the requisite corporate power and
                ---------
authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and the performance by Borrower

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

of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of Borrower and no other corporate proceedings on the part of Borrower are necessary to consummate such transactions.

          (b)   Enforceability. This Amendment has been duly executed and
                --------------
delivered by the Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

          (c)   Representations and Warranties. The representations and
                ------------------------------
warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d)   No Default. No event has occurred and is continuing that
                ----------
constitutes an Event of Default.

     5.   Choice of Law.  The validity of this Amendment, its construction,
          -------------
interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     6.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     7.   Due Execution.  The execution, delivery and performance of this
          -------------
Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

     8.   Reference to and Effect on the Loan Documents.
          ---------------------------------------------

          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Bank.

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

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     9.   Ratification.  Borrower hereby restates, ratifies and reaffirms each
          ------------
and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     10.  Estoppel.  To induce Bank to enter into this Amendment and to continue
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to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Bank with respect to the Obligations.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.



"Bank"                                            "Borrower"

MELLON BANK, N.A.,                                SOUTHWEST WATER COMPANY,
a national association                            a Delaware corporation

By: /s/GARRY HANDLEMAN                            By: /s/ANTON C. GARNIER
    ------------------                                -------------------
Name: Garry Handelman                             Name: Anton C. Garnier
Title: Vice President                             Title: President


                                                  By: /s/PETER J. MOERBEEK
                                                      --------------------
                                                  Name: Peter J. Moerbeek
                                                  Title: Chief Financial Officer


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

                                   EXHIBIT A


                            SOUTHWEST WATER COMPANY

                          FIFTH AMENDED AND RESTATED
                                PROMISSORY NOTE

$6,000,000.00                                                      July 13, 2001
                                                         West Covina, California

          FOR VALUE RECEIVED, SOUTHWEST WATER COMPANY, a Delaware corporation (the "Borrower"), promises to pay to the order of MELLON BANK, N.A. (the "Bank")
      --------                                                            ----
on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Six Million Dollars ($6,000,000.00), or, if less, the aggregate amount of Revolving Loans (as defined in the Credit Agreement referred to below) made by the Bank to the Borrower pursuant to the Credit Agreement referred to below outstanding on the Maturity Date.

          The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

          All unpaid amounts of principal and interest shall be due and payable in full on the Maturity Date.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Bank located at Three Mellon Bank Center, 23rd Floor/Loan Administration, Pittsburgh, Pennsylvania 15259 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified of the transfer of this Note, the Borrower shall be entitled to deem the Bank or such person who has been so identified by the transferor in writing to the Borrower as the holder of this Note, as the owner and holder of this Note. Each of the Bank and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof, it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid on the schedule attached hereto, if any; provided, however, that the failure to make notation of any
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payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

          This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 23, 1997, as amended from time to time (the "Credit Agreement") between the Borrower and the Bank.
                        ----------------
The Credit Agreement, among other things, (i) provides for the making of advances (the "Loans") by the Bank to the Borrower from time to time in an
               -----
aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon

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

the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          This Note amends and restates in its entirety that certain Fourth Amended and Restated Promissory Note dated as of March 9, 2001 in the amount of Nine Million Dollars ($9,000,000) made by Borrower payable to the order of Bank pursuant to the Credit Agreement.

          IN WITNESS WHEREOF, the Borrower has caused this Notice to be executed and delivered by its duly authorized officers, as of the date and the place first above-written.


                                            SOUTHWEST WATER COMPANY


                                            By: ________________________________
                                            Name: Anton C. Garnier
                                            Title: President



                                            By:  _______________________________
                                            Name: Peter J. Moerbeek
                                            Title: Chief Financial Officer

                                 TRANSACTIONS
                                      ON
                                     NOTE



Amount of   Amount of                        Interest Paid  Principal  Notation
Loan Made   Principal Paid   Interest Paid   Through        Balance    Made By
---------   --------------   -------------   -------        -------    -------



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